Climate change	12 Months Ended
Jun. 30, 2025
Disclosure Of Climate Change [Abstract]
Climate change
16 Climate change
The Group recognises that warming of the climate is unequivocal, the human influence is clear and physical impacts are unavoidable. Identifying, monitoring and assessing the actual and potential impacts of climate change is complex and the Group continues to assess the actual and potential financial impacts of climate-related risks (threats and opportunities), including the transition to a low-carbon economy and physical risk impacts.
The Group’s current climate change strategy focuses on developing a portfolio of commodities to support the megatrends shaping our world, reducing operational greenhouse gas (GHG) emissions (Scopes 1 and 2 from our operated assets), supporting value chain (Scope 3) GHG emissions reductions, and managing climate-related risks.
Areas of these Financial Statements that may be impacted in connection with this strategy throughout the value creation and delivery cycle of the Group’s operations, include:

Phase	Area of potential Financial Statement impact
Exploration and acquisition	• Portfolio decisions
Development and mining/process and logistics
•   Transition risks and asset carrying values
•   Physical risks and asset carrying values
•   Application of carbon pricing assumptions on asset valuations
•   Acquisition and use of carbon credits
•   Useful economic lives of property, plant and equipment
•   Expenditure on operational decarbonisation

Sales, marketing and procurement	• Expenditure to support value chain decarbonisation
Closure and rehabilitation	• Timing, scope and expected cost of closure and rehabilitation activities
The significant judgements and key estimates used in the preparation of these Financial Statements reflect the Group’s current planning range (which implies a projected global average temperature increase of approximately 2°C by CY2100), as described below. At the date of issue of these Financial Statements, indicators show the appropriate measures are not in place globally to drive decarbonisation at the pace or scale required to achieve the aim of the Paris Agreement to limit the global average temperature increase to 1.5°C above pre-industrial
levels by the end of the century.
Changes to the Group’s climate change strategy or global decarbonisation trends may impact the Group’s significant judgements and key estimates, and result in material changes to financial results, cash flows and the carrying values of certain assets and liabilities in future reporting periods.

Portfolio decisions
Over recent years, the Group has repositioned its portfolio towards commodities that can help enable and support the megatrends of decarbonisation, electrification, digitisation, urbanisation and population growth. Refer to note 2 ‘Revenue’, which presents current and prior year revenue by commodity.
In January 2025, the Group completed the formation of Vicuña Corp, a 50/50 joint venture with Lundin Mining to develop the combined Filo del Sol and Josemaria copper deposits in Argentina and Chile. This transaction aligns with the Group’s strategy to acquire early-stage copper deposits. Vicuña Corp has been recognised as an equity accounted investment; refer to note 29 ‘Investments accounted for using equity method’ for more information.
In April 2025, the Group received approval from the NSW Department of Planning, Housing and Infrastructure to continue mining at New South Wales Energy Coal (NSWEC) for an additional four years, as part of the planned closure of the site in June 2030. The approval provides more certainty to the Group’s employees, the local community, suppliers and local businesses and enables time to continue working collaboratively on the Group’s plans to cease mining and, subject to future approvals, transition the site to its next productive use.
As at 30 June 2025, the potential exposure to further impairment for NSWEC is limited to the book value of PP&E of US$900 million, with the forecast cash flows over the proposed operating period supporting the current carrying value. Further, the useful lives of NSWEC PP&E do not exceed the remaining proposed operating period.
As announced in July 2024, following oversupply in the global nickel market, Nickel West operations and West Musgrave project (Western Australia Nickel or WAN) entered into temporary suspension during FY2025. The Group intends to review the decision to temporarily suspend Western Australia Nickel by February 2027. As part of this review, BHP is assessing the potential divestment of the WAN assets.
Transition risks and asset carrying values
Significant judgements and key estimates in relation to the preparation of these Financial Statements, including asset carrying values and impairment assessments, are impacted by the Group’s current assessment of the range of economic and climate-related conditions that could exist in the world’s transition to a low-carbon economy. For example, demand for the Group’s commodities may decrease due to policy, regulatory (including carbon pricing mechanisms), legal, technological, market or societal responses to climate change, resulting in a proportion of a cash generating unit’s (CGU) reserves becoming incapable of extraction in an economically viable fashion. Alternatively, technological or market developments increasing demand for commodities in the portfolio that help enable decarbonisation may have a positive impact on prices for those commodities.
The Group has developed three unique planning cases which comprise the Group’s planning range: a ‘most likely’ base case, used as the basis for judgements and assumptions in these Financial Statements, and an upside case and downside case that provide the range’s boundaries. The three cases reflect proprietary forecasts for the global economy and associated sub-sectors
(i.e. energy, transport, agriculture and steel) and the resulting market outlook for the Group’s core commodities. This planning range implies a projected global average temperature increase of around 2°C by CY2100.
Given the complexity and inherent uncertainty of long run forecasting, these pathways are reviewed periodically to reflect new information, with a process in place to assess the need to update internal long-term price outlooks for developments in the periods between pathway updates.
The Group reflects the planning range and associated price outlooks in the internal valuations used as the basis for the Group’s impairment assessments.
The discount rate used in the internal valuations reflects a real post-tax
weighted average cost of capital (WACC), including country and state risk premia where appropriate, which ranges from 7.0 per cent to 9.5 per cent across the Group (2024: 7.0 per cent to 9.5 per cent). Cash flow forecasts used as the basis for impairment testing consider asset specific risks, including physical climate-related risks, and therefore the Group does not apply a separate climate-related risk adjustment in the Group’s WACC.
Further detail on the Group’s significant judgements and estimates that inform the planning range and FY2025 impairment assessments, is included in note 13 ‘Impairment of non-current
assets’.

Carbon pricing assumptions
Investment decisions and asset valuations used for the purposes of impairment testing consider carbon price assumptions in relevant regions by applying a carbon price to estimated unmitigated Scopes 1 and 2 GHG emissions over the life of the respective operation. In determining the Group’s strategy and carbon price forecast, factors including a country’s current and announced climate policies, targets and societal factors, such as public acceptance and demographics, are considered.
The Group’s base case projections estimate that carbon prices are likely to rise over time, ranging from US$1 to US$199 per tCO2 by FY2030 and US$28 to US$285 by FY2050.
Sensitivity of asset carrying values to a 1.5°C scenario
The Group acknowledges that there are a range of energy transition scenarios, including those that are aligned with the goals of the Paris Agreement, that may indicate different outcomes for individual commodities. The Group periodically performs 1.5°C scenario analysis and associated portfolio resilience testing, with the last update performed in CY2024.
All 1.5°C scenarios require historically unprecedented global annual GHG emission reductions across all sectors, sustained for decades, to stay within a 1.5°C carbon budget (i.e. the total net amount of GHG emissions that can be emitted worldwide to limit global average temperature increase to 1.5°C by CY2100). 1.5°C scenarios generally assume significant electrification efforts which benefit commodities such as copper, nickel and uranium. The value of potash would be expected to increase in 1.5°C scenarios due to assumptions around higher land competition and the need for agricultural productivity. For hard-to-abate sectors, such as steelmaking, 1.5°C scenarios generally make aggressive assumptions including large technological, political and behavioural shifts.
Indicators show the appropriate measures are not in place globally to drive decarbonisation pathways at a pace or scale required to limit the global average temperature increase to 1.5°C above pre-industrial levels (particularly in hard-to-abate sectors, like steelmaking).
However, to provide analysis of the risk of potential impairment under a 1.5°C scenario for assets in commodities associated with a hard-to-abate sector (i.e. steelmaking), the Group has reviewed an external scenario aligned to a global average temperature increase limited to approximately 1.5°C. The scenario used is published by Wood Mackenzie (WM1.5), a research and consultancy business, which highlights the scenario as a challenging target for the steelmaking industry that would require seismic changes to achieve.
WM1.5 is one of many hypothetical pathways for the future based on different assumptions relating to world-wide economies, associated global energy systems and policy landscapes.
The Group considers that it is impracticable to fully assess all potential Financial Statement impacts in scenario analysis. Accordingly, the Group has performed a price-only sensitivity for its steelmaking coal assets which reflects different prices while assuming that all other factors in the asset valuations, such as production and sales volumes, capital and operating expenditures, carbon pricing and the discount rate, remain unchanged from those used in the Group’s FY2025 impairment assessments (other than an assumption that mining operations will cease at the point at which the assets begin to generate negative cash flows).
As such, the sensitivity does not attempt to assess all potential impacts, including those on asset valuations, that may arise under a 1.5°C scenario and does not consider all the actions the Group could take in respect of operating and investment plans to mitigate the cash flow and valuation impacts that may arise in a 1.5°C scenario.
Under WM
1.5
, reflecting the prices outlined below and acknowledging that the Group sees a
1.5
°C temperature outcome as unlikely based on current indicators, a price-only sensitivity would result in an indicative illustrative impairment of approximately US$
2
billion for the Group’s steelmaking coal assets.

Price source	CY2040 Price (real, US$/tonne)	CY2050 Price (real, US$/tonne)
Wood Mackenzie Net Zero (1.5°C) Scenario (July 2025)	171	162
The prices derived from WM1.5 for iron ore do not indicate a risk of impairment for the Group’s iron ore assets under a 1.5°C scenario.

The Group continues to monitor global decarbonisation signposts and updates its planning range, associated price outlooks and cost of carbon assumptions. If such signposts indicate the appropriate measures are in place for achievement of a 1.5°C outcome, this would be reflected in the Group’s planning range.
Physical climate-related risk impacts on asset carrying values
The Group’s operations are exposed to physical climate-related risks. In FY2025, the Group continued to progress studies of physical climate-related risks to better understand the potential impacts on safety, productivity and cost, with the work to continue in FY2026.
The studies consider potential impacts of acute and chronic risks from material climate hazards, which differ based on an operated asset’s geographic region, asset infrastructure and operational processes. The studies are being conducted using a bespoke dataset incorporating latest-generation climate projections for the period CY2026 to CY2085 informed by three Shared Socio-economic Pathway (SSP) scenarios used by the Intergovernmental Panel on Climate Change (IPCC):

•	Low-case: Estimated average global temperature increase of 1.8°C by CY2100 (SSP1-2.6)

•	Mid-case: Estimated average global temperature increase of 2.7°C by CY2100 (SSP2-4.5)

•	High-case: Estimated average global temperature increase of 4.4°C by CY2100 (SSP5-8.5)
The Group’s assessment of physical climate-related risks uses scenarios that differ from the planning range (~2°C increase) and 1.5°C scenarios due to higher temperature outcomes usually being associated with greater physical climate-related risks.
The studies are ongoing and therefore the Group’s consideration of physical climate-related risks, including factors such as potential operational interruptions caused by extreme weather events, includes only the Group’s current best estimates of related potential financial impacts.
Given the complexity of physical climate-related risk modelling and the status of the Group’s ongoing physical risk assessment process, the identification of additional risks and/or the detailed development of the Group’s responses may result in material changes to financial results and the carrying values of assets and liabilities in future reporting periods.
Carbon credits
The Group’s carbon credits, and offsetting strategy is managed at the Group level.
The Group currently acquires carbon credits primarily for regulatory purposes. The Group’s plan is to achieve its FY2030 operational GHG emissions (Scopes 1 and 2 emissions from the Group’s operated assets) target through structural abatement, but if there is an unanticipated shortfall in the pathway to achieve the target, there may be a need to surrender voluntary carbon credits to close the performance gap. The Group will not use regulatory carbon credits when determining whether it has achieved its FY2030 target. The Group may also sell carbon credits, depending on internal use requirements, or originate carbon credits through project development or direct investment.
Acquired carbon credits are recognised as an asset initially at cost and are subsequently subject to impairment and/or net realisable value assessments. Classification of the asset reflects the intended manner of use:

•	Inventory – where the intended use is uncertain or the carbon credit is available for trading purposes (either separately or ‘bundled’ with sale of a commodity) (FY2025: nil, FY2024: nil); or

•	Intangible asset – held for regulatory or voluntary surrender (FY2025: US$19 million, FY2024: US$23 million)
The Group has also recognised a prepayment of US$32 million for the future delivery of carbon credits.
Obligations arising from GHG emission schemes, such as the Australian Safeguard Mechanism are recognised as a liability at the reporting date when the Group has an obligation (FY2025: US$8 million, FY2024: US$17 million).
During FY2025, the Group surrendered approximately US$17 million in carbon credits (~724,000
tCO2-e)
to satisfy Australian operated assets’ FY2024 Safeguard Mechanism obligations (FY2024: US$1 million, 47,000 tCO2-e). There were no voluntary surrenders.

Useful economic lives of property, plant and equipment
The determination of useful lives of the Group’s PP&E requires judgement, including consideration of the Group’s climate change strategy, targets and goals, decarbonisation plans and the possible impact of transition risks on demand for the Group’s commodities.
Useful lives are reviewed each reporting period, including to ensure they do not exceed the remaining expected operating life of the operation in which they are utilised. The remaining lives of the Group’s operations reflect the Group’s planning range and its underlying climate-related assumptions.
A key component of the Group’s operational decarbonisation strategy is the displacement of diesel within the Group’s operations, particularly the haul truck fleet. The Group is supporting the development of new equipment by original equipment manufacturers (OEMs), including entering into partnerships focused on the development and trialling of electric locomotives and haul trucks. In FY2025, the pace of development of some decarbonisation technology has slowed, particularly relating to delays in the displacement of diesel used for materials movement.
The Group’s operational plans continue to assume the progressive replacement of haul trucks and other diesel-powered equipment only at the end of their useful lives in line with the Group’s regular fleet renewal programs. Renewal programs are expected to utilise technology available at the time of the scheduled replacement. As such, expected fleet decarbonisation did not impact the estimated remaining useful lives of the Group’s existing fleet assets in FY2025.
Expenditure on operational decarbonisation
The Group set a medium-term target to reduce its operational GHG emissions (Scopes 1 and 2 from the Group’s operated assets) by at least
 30 per cent from the Group’s FY2020 baseline levels by FY2030 and a long-term goal to achieve net zero operational GHG emissions by CY2050. The FY2020 baseline for the medium-term target and subsequent performance is adjusted for acquisitions, divestments and methodology changes.
Operational decarbonisation activities during FY2025 continued to focus on transitioning the Group’s electricity supply to renewable sources. A significant proportion of the Group’s renewable electricity is currently sourced through power purchase agreements and judgement is required in determining the appropriate accounting treatment of such arrangements. Depending on the specific terms and conditions, power purchase agreements may be recognised as an expense when incurred, a financial derivative or a lease liability, with an associated right of use asset.
In addition to operational expenditure on renewable energy, the Group recognised the following in relation to power purchase agreements as at 30 June 2025:

•	US$43 million of lease liabilities (2024: US$44 million)

•	financial derivatives with a fair value of approximately US$37 million (2024: US$92 million)
Following the slowdown in the pace of development of diesel displacement projects for materials movement, the Group now expects that the majority of expenditure associated with the introduction of diesel displacement technologies will be delayed into the 2030s. Considering these delays, the estimated spend to execute the Group’s operational decarbonisation plans over the decade to FY2030 is US$0.5 billion (reflecting capital expenditure and lease payments).

This amount reflects the incremental cost to facilitate the Group’s reduction in operational GHG emissions.
The Group remains on track to meet its medium-term target to reduce operational GHG emissions by at least 30 per cent by FY2030.
Estimated future cash flows for the Group’s assets include amounts associated with projects aimed at contributing to the achievement of the Group’s medium-term target and long-term goal. These cash flow estimates form the basis of the Group’s impairment assessments as outlined in further detail in note 13 ‘Impairment of non-current
assets’.
All estimates require judgements and assumptions and are subject to risk and uncertainty that may be beyond the control of the Group; hence, there is a possibility that further changes in external circumstances and/or any change to the Group’s climate change strategy could materially alter the expected level of expenditure on operational decarbonisation and the associated Financial Statement significant judgements and key estimates.
Expenditure to support value chain decarbonisation
The Group continues to invest, including through partnership with others, in potential GHG emissions reduction opportunities in its value chain through technology innovation and development to support GHG emissions reductions by steelmaking customers and in the maritime industry.
While the Group seeks to influence reduction opportunities, Scope 3 emissions occur outside of the Group’s direct control. Reduction pathways are dependent on the development, and upstream or downstream deployment of, solutions and/or supportive policy and improvements in Scope 3 emissions measurement. Where possible, the financial impact of the Group’s activities in support of the development of Scope 3 emissions reduction pathways is reflected in these Financial Statements. In FY2025, this included expenditure of approximately
US$60 million to support collaborative partnerships, consortiums, research and development and BHP Ventures investments.
Given the inherent uncertainty in future technology and policy advancements, it is not currently possible to reliably estimate or measure the full potential Financial Statement impacts of the Group’s pursuit of its Scope 3 goals and targets.
Timing, scope and expected cost of closure and rehabilitation activities
The extent, timing and cost of the Group’s future closure activities may be impacted by potential physical and transition climate-related impacts. In estimating the potential cost of closure activities, the Group considers factors such as long-term weather outlooks, for example forecast changes in rainfall patterns. Closure cost estimates also consider the impact of the Group’s climate change strategy on the costs and timing of performing closure activities and the impact of new technology where appropriately developed and tested. For example, closure cost estimates largely continue to reflect the use of existing fuel sources for the Group’s equipment while the Group continues to invest in the development of alternative fuel sources and fleet electrification.
The estimated cost of closure activities includes management’s current best estimate in relation to post-closure monitoring and maintenance, which may be required for significant periods beyond the completion of other closure activities and is therefore exposed to potential long-term climate-related impacts. While reflecting management’s current best estimate, the cost of post-closure monitoring and maintenance may change in future reporting periods as the understanding of, and potential long-term impacts from a changing climate continue to evolve.
Given the long-lived nature of the majority of the Group’s assets, many final closure activities are not expected to occur for a significant period of time. However:

•
Acknowledging the wide range of potential energy transition impacts for steelmaking coal demand and the impact of any significant changes in demand on mine lives, for illustrative purposes only, a one-year
change in the mine life of the Group’s steelmaking coal assets would, in isolation, change the closure and rehabilitation provisions for those assets by approximately US$40 million.

•
The Group received approval to continue mining at NSWEC for an additional four years, as part of the planned closure of the site in June 2030. As such, while the provision is subject to estimation and assumptions, the timing of closure is no longer considered materially susceptible to potential long-term climate-related transition risks.

Further, while the Group is evaluating the approach to the closure of NSWEC and potential expenditure relating to an equitable change and transition for its workforce, the Group continues to engage with its employees and the community to understand and develop the most appropriate transition plan. As the Group’s approach is currently under development with impacted parties, it is not yet supported by a detailed, formal plan or commitment and therefore no provision relating to equitable change and transition costs can be recognised as at 30 June 2025.
More detail on the key judgements and estimates impacting the Group’s closure and rehabilitation provisions is presented in note 15 ‘Closure and rehabilitation provisions’.